May 10, 2015

Amendment to Asset Purchase Agreement between
Accelera Innovations Inc.
And

Watson Health Care Inc.
And

Affordable Nursing Inc.

That Paragraph 5a of the Purchase Agreement provided for a closing date for the transaction stated above of January 15, 2015 and made provision for an additional extension.

That the Parties herein agree to amend the closing date to June 10, 2015.

Accelera Innovations Inc	Watson Health Care Inc & Affordable Nursing Inc.

Accelera Innovations Inc. 20511 Abbey Drive, Frankfort, IL 60423 - 866.920.0758